Exhibit 10.2

CHALLENGER MINERALS INC. A GlobalSantaFe Company

15375 Memorial Drive, Suite 3200
Houston, Texas 77079
281-925-7200 Fax 281-925-7280

March 15, 2003

Millennium Offshore Group, Inc. Attn: Mr. Kent Singleton 5300 Memorial, Ste. 1070 Houston, TX 77007	Palace Exploration Company Attn: Mr. Bob Zinke 1202 East 33rd St. Tulsa, OK 74105-2048

Reef Global Energy I, L. P. Attn: Mr. Walt Dunagin 1901 N. Central Expressway, Ste. 300 Richardson, TX 75080	Continental Resources, Inc. Attn: Mr. Phil Yancer 302 North Independence, Ste. 700 Enid, OK 73701

Bright & Company I, Ltd. Attn: Mr. Jack Carlile 4228 N. Central Expressway, Ste. 300 Dallas, TX 75206-6345	Cheyenne Petroleum Company Attn: Mr. Richard Dixon 14000 Quail Springs Parkway, Ste. 2200 Oklahoma City, OK 72134

Re: Participation Agreement and Operating Agreement Eugene Island 190 Prospect Offshore, Louisiana

Gentlemen:

This Participation Agreement is made and entered into effective March 15, 2003, by and between Challenger Minerals Inc. (“CMI”), Reef Global Energy I, L. P. (“Reef”), Bright & Company I, Ltd. (“Bright”), Palace Exploration Company (“Palace”), Continental Resources, Inc. (“Continental”) and Cheyenne Petroleum Company (“Cheyenne”), (collectively the “Participants” and individually as a “Participant”), and Millennium Offshore Group, Inc. (“Millennium”).  The Participants and Millennium are sometimes collectively referred to as the “Parties” or individually as a “Party”.  This Participation Agreement sets forth the terms and conditions whereby Participants may earn, and Millennium shall assign, seventy-five percent (75%) of 6/6ths operating rights interest in all or a portion of Eugene Island Block 190 (OCS-G 08434), as further described on Exhibit “A”, attached hereto and made a part hereof (the “Lease”).  In consideration of the mutual covenants and benefits to be derived here from the Parties hereto agree as follows:

Millennium Offshore Group, Inc., et al
Eugene Island 190 Participation Agreement
March 15, 2003

1.                                       Shallow Test Well:  Within thirty (30) days after final execution of this Participation Agreement by all Parties hereto subject to rig availability and obtaining all necessary permits, Participants agree, subject to the provisions of this Participation Agreement, to drill a well on the Lease from the EI 190 “A” Platform to a depth of (i) 8,558’ TVD (8,908’ MD), (ii) geo-pressure, (iii) salt or (iv) a depth sufficient to test the 8 Sand, as seen at a depth of 8,335’ MD on the 1” induction log in the Forest Oil (Millennium) – EI 190 A-2 Well, whichever is the lesser of such depths (the “Shallow Test Well”), by paying 100.0% of 6/6ths of all expenses incurred in drilling said well to Casing Point, including plugging and abandonment should such well be a dry hole, in the following proportions: Challenger 10.0%, Palace 36.66%, Bright 5.0%, Reef 5.0%, Cheyenne 16.67%, and Continental 26.67%).  Challenger shall serve as Operator to drill and complete said well for production through the Wellhead or abandonment if a dry hole.  An Authority for Expenditures (“AFE”) setting forth the bottom hole location and estimated costs of drilling the Shallow Test Well to depth under a turnkey drilling contract from Applied Drilling Technology Inc. (“ADTI”) is attached hereto as Exhibit “B” and made a part hereof.  In exchange for Participants not assuming any liability for or obligation to plug, abandon and/or decommission any existing wells, pipelines, platforms and facilities not drilled or installed by Participants, Participants shall pay 100.0% of 6/6ths of all costs to drill the Shallow Test Well to Casing Point and, should Participants so elect, to complete said well through the Wellhead.  “Wellhead” shall be defined as the point at which a well has been drilled, production casing and tubing have been placed in the wellbore and the wellhead to be used to produce the well has been installed.  Subsequent to completion of the Shallow Test Well through the Wellhead, Millennium shall immediately become Operator of the Shallow Test Well, and Participants shall pay 75% of 6/6ths and Millennium shall pay 25% of 6/6ths of all costs for facilities hookup and placing the Shallow Test Well on production.  Millennium represents that it owns 100% interest in the Lease and there are no title, environmental or access impediments restricting the operations proposed or contemplated herein.  The terms “Operator” and “Casing Point” as used in this Participation Agreement are defined in Articles 2.0 and 4.0 of the Offshore Operating Agreement (“OOA”) provided for in Paragraph 9 below.

2.                                       Interest Earned: A dry hole earns no interest in the Lease.  However, if, and in the event, the Shallow Test Well is completed for production through the Wellhead, Participants shall earn and Millennium shall assign 75.0% of 6/6ths of the operating rights interest (in the following proportions: Challenger 7.5%, Palace 27.5%, Bright 3.75%, Reef 3.75%, Cheyenne 12.5%, Continental 20.0%), with a corresponding 53.3125% of 8/8ths net revenue interest, in a Reservoir Protection Area (“RPA”) defined by aliquots covering tested fault blocks in an area encompassing the entirety of all reservoirs found to be capable of producing oil and/or gas encountered in said well from surface of the earth down to 100’ below the stratigraphic equivalent of the total depth drilled in said well, SAVE AND EXCEPT THEREFROM all rights outside of the RPA to any separate oil and/or gas reservoirs, and production there from, from the surface of the earth down to a depth of 9,000’ TVD, up dip to and in the same fault block in which the OCS-G 08434 #5 Well is located, such area to be defined by aliquot description (hereinafter referred to as the “Millennium Retained Area”).  It is understood that the total of all royalties, overriding royalties and other burdens on production from the Lease shall not exceed 28.916667% of 8/8ths of production (i.e. a 71.083333% of 8/8ths net revenue interest).

3.                                       Assignment of Operating Rights to RPA: Once the Shallow Test Well has been completed for production through the Wellhead, the Shallow Test Well and RPA attributable thereto shall be owned in the following proportions: Challenger 7.5%, Palace 27.5%, Bright 3.75%, Reef 3.75%, Cheyenne 12.5%, Continental 20.0% and Millennium 25.0%.  Millennium shall thereupon promptly deliver an assignment of the interest herein provided to be earned, on the form of assignment attached hereto as Exhibit “C” and made a part hereof, warranting title by, through and under Millennium, but not otherwise.  Said assignment shall specifically exclude all right, title, interests and liability associated with any presently existing platform(s), pipeline(s), wellbore(s), and other personal property associated with the Lease, it being understood and agreed that Participants shall only be responsible for plugging and abandonment of the wellbore of the Shallow Test Well and shall bear no plugging, abandonment or decommissioning expense related to any well, facilities or pipelines which are not drilled or installed by Participants.

4.                                       Deep Test Well: Within six (6) months after commencing initial sales of production from the Shallow Test Well, or 90 days after drilling rig release if the Shallow Test Well is plugged and abandoned as a dry hole, whichever first occurs, Participants shall notify Millennium whether or not Participants, or any of them, elect to drill a second test well (the “Deep Test Well”) on the Lease to a depth below 9,000’ TVD to earn additional operating rights in the Lease.  In the event Participants elect to drill such Deep Test Well, such well shall be spud within seven (7) months of such commencement of sales production, or one hundred twenty (120) days after drilling rig release if the Shallow Test Well is plugged and abandoned as a dry hole, subject to rig availability and obtaining all necessary permits, but in no event later than December 31, 2003.  In the event the Participants fail to spud the Deep Test Well within such period all rights and obligations of the Parties with respect to the Deep Test Well shall be null and void and without further effect.  Challenger shall serve as Operator to drill and complete said, Deep Test Well for production through the Wellhead, or abandonment if a dry hole, and Millennium shall immediately become operator of the Deep Test Well.  The Participants shall pay 100% of 6/6ths of the cost to drill said well to Casing Point, as opposed to through completion, in the following proportions: Challenger 10.0%, Palace 36.66%, Bright 5.0%, Reef 5.0%, Cheyenne 16.67% and Continental 26.67%, from and to surface/bottomhole locations of Participants choice on the Lease.  Subsequent to reaching Casing Point, all costs of completing the well, facilities hookup and placing the Deep Test Well on production shall be shared in the proportions Millennium 25.0%, Challenger 7.5%, Palace 27.5%, Bright 3.75%, Reef 3.75%, Cheyenne 12.5%, Continental 20.0% and Millennium 25%.  If less than all Participants elect to participate in drilling the Deep Test Well, then, in such event, the Participants participating in such operations shall have the right to assume any non-participating Participants share of costs under this Paragraph, in proportion to their participating interests and/or acquire additional partners to drill such Deep Test Well.  Subsequent to completion of the Deep Test Well through the Wellhead, Millennium shall immediately become Operator of the Deep Test Well.

5.                                       Assignment of Rights Operating Rights Earned by Deep Test Well: Upon reaching Casing Point in the Deep Test Well, the Participants therein shall earn and Millennium shall assign 75.0% of 6/6ths of the operating rights with a corresponding 53.3125% of 6/6ths net revenue interest to such Participants to all depths in that portion of the Lease in which such

Participants have not previously earned any interest SAVE AND EXCEPT THEREFROM the Millennium Retained Area.  Such assignment of the interest herein provided to be earned shall be on the general form of assignment attached hereto as Exhibit “C” and made a part hereof, modified with the proper description, warranting title by, through and under Millennium, but not otherwise.  In the event of any conflict between the RPA and rights hereinabove saved and excepted, the rights to the RPA shall control.  In the event a Party participating in drilling the Deep Test Well does not participate in completing such well for production, such non-participating party shall suffer the non-consent penalties specified in the attached OOA.  It is understood that the total of all royalties, overriding royalties and other burdens on production from the Lease shall not exceed 28.916667% of 8/8ths of production (i.e. a 71.083333% of 8/8ths net revenue interest).  Said assignment shall specifically exclude all rights, title, interests and liability associated with any presently existing platform(s), pipeline(s), wellbore(s), and other personal property associated with the Lease, it being understood and agreed that Participants shall only be responsible for plugging and abandonment of wells drilled pursuant hereto and shall bear no plugging, abandonment or decommissioning expense related to any well, facilities or pipelines which are not drilled or installed by Participants.  Nothing under this Paragraph shall be construed as giving the Participants any rights to production from completions existing prior to the effective date of this Participation Agreement.

6.                                       Substitute Test Well: If, during the drilling of the any well provided for herein, the operator encounters impenetrable substances or conditions, including the loss of the hole due to mechanical difficulties, which in the opinion of a reasonably prudent operator under the same or similar conditions would render further drilling impractical or hazardous, and such conditions prevent further drilling of the well, Participants, or any of them, shall have the right, but not the obligation, to participate in drilling a “Substitute Well” in order to reach the objective depth, provided actual drilling of the Substitute Well is commenced within ninety (90) days after abandonment of the previous well. Any Substitute Well shall be drilled pursuant to all the terms and conditions of this Agreement.

7.                                       Cash Consideration: Within five (5) days after commencement of actual drilling operations on the Shallow Test Well, Participants shall pay to Millennium the sum of $250,000.00, in the following proportions: Challenger $25,000.00, Palace $91,658.00, Bright $12,500.00, Reef $12,500.00, Cheyenne $41,675.00, Continental $66,667.00, for all leasehold, geological and geophysical costs attributable to the subject Prospect. Likewise, if said Shallow Test Well is completed for production to the wellhead, within five (5) days thereafter Participants therein shall pay to Millennium an additional sum of $250,000.00, in the following proportions:  Challenger $25,000.00, Palace $91,658.00, Bright $12,500.00, Reef $12,500.00, Cheyenne $41,675.00, Continental $66,667.00, as a completion fee. If less than all Participants join in completing the Shallow Test Well to the wellhead, the Participants participating in such completion shall pay the $250,000 Completion Fee in proportion to their participating interests. In the event that actual drilling operations on the Shallow Test Well are not commenced within three (3) months from the date hereof, Participants, or any of them, shall have the option to withdraw from participation in this project without any penalty or liability whatsoever.

8.                                       Production Handling Agreement: In the event that Participants earn any interest in the Lease as herein provided, it is understood and agreed that such Participants and Millennium will enter into the Production Handling Agreement attached hereto as Exhibit “D” and made a part hereof to process Participants’ share of production earned pursuant to this Participation Agreement for the fees therein provided, including production from any Subsequent Wells as provided in Paragraph 11 below. Such fees shall be in addition to any direct charges (as defined in the COPAS Accounting Procedure attached as Exhibit “C” to the OOA, associated with any well drilled on the Lease in which any of the Participants participate.  Without prejudice to a Party’s rights to market its own production under the OOA) the Operator shall market each Participant’s share of production with the Operator’s own production, and on the same commercial basis, without any marketing fee payable to Operator. In the event Millennium markets a Participants production, it agrees not to commit a Participant’s production for any period in excess of thirty (30) days without the written concurrence of such Participant. Millennium represents there is no existing marketing agreement covering future production from the Lease to which it is bound, and consequently that Participants will not be bound by any such existing agreement as to its interest to be earned hereunder.

9.                                       Offshore Operating Agreement: All operations conducted pursuant to this Participation Agreement shall be governed by the terms and provisions of that certain Offshore Operating Agreement, dated March 15, 2003, attached hereto as Exhibit “E” and made a part hereof (the “OOA”).  In the event of a conflict between this Participation Agreement and said OOA, the terms and conditions of this Participation Agreement shall prevail, but only to the extent of such conflict.  Notwithstanding anything to the contrary herein, Millennium at all times shall remain Operator of the Lease.  With respect to all operations performed by Challenger as Operator of the Shallow Test Well and Deep Test Well under the terms hereof, (i) Challenger shall have all of the rights, benefits, duties and obligations of the Operator under the OOA and (ii) Millennium shall have all of the rights, benefits, duties and obligations of a Non-Operator under the OOA.  With respect to all other operations, (i) Millennium shall have all of the rights, benefits, duties and obligations of the Operator under the OOA, and (ii) Challenger shall have all of the rights, benefits, duties and obligations of a Non-Operator under the OOA.

10.                                 ADTI Turnkey Drilling Contract:  This Participation Agreement is subject to and conditioned upon Operator entering into a turnkey drilling contract with ADTI no later than April 14, 2003, to drill the Shallow Test Well.  It is understood that an election to drill the Deep Test Well and the rights and obligations imposed under this Participation Agreement are separate and apart from the rights and obligations related to the drilling of the Shallow Test Well.  An election to drill the Deep Test Well under this Participation Agreement in no way relieves the Parties of the rights and obligations relating to the Shallow Test Well.  If Participants, or any of them, propose to timely drill the Deep Test Well, it is understood and agreed that such well shall be drilled under a turnkey drilling contract with ADTI.  Operator shall timely request ADTI to submit turnkey bids for (i) completing the aforesaid wells and (ii) drilling and completing any additional wells proposed to be drilled on the lease.  Notwithstanding anything to the contrary herein, Operator shall not be required to accept any ADTI bid or contract to drill or complete any subsequent wells that are not acceptable to all Participants participating therein.

11.                                 Subsequent Wells:  The Parties hereto shall be entitled to propose the drilling of any well, or wells, drilled subsequent to the Shallow Test Well and the Deep Test Well (“Subsequent Wells”) in accordance with the terms and conditions of the OOA.  It is further agreed that

Millennium shall serve as Operator for all Subsequent Wells. Nothing contained in this Paragraph 11 is intended, or shall be construed, to change, alter or amend the designation of Operator for the Shallow Test Well or the Deep Test Well as previously set forth in this Participation Agreement.

12.                                 Laws:  THE PROVISIONS OF THIS AGREEMENT AND THE RELATIONSHIP OF THE PARTIES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REFER THE MATTER TO THE LAWS OF ANOTHER JURISDICTION.

13.                               Miscellaneous:

A.                                   All notices, consents, requests, instructions. approvals and other communications provided for herein shall be deemed to be validly given, made or served, if in writing, and delivered personally or sent by courier service, telex, facsimile or certified mail, however, in no event by e-mail, to the addresses listed below:

Millennium Offshore Group, Inc. Attn: Mr. Kent Singleton 5300 Memorial, Ste. 1070 Houston, TX 77007 Telephone: (713) 652-0137 Fax: (713) 652-0482 E-mail: ksingleton@millenniumogi.com	Palace Exploration Company Attn: Mr. Bob Zinke 1202 East 33rd St. Tulsa, OK 74105-2048 Telephone: (972) 743-5096 Fax: (972) 743-5159 E-mail: bzinke@ztienergy.com

Reef Global Energy I, L. P. Attn: Mr. Walt Dunagin 1901 N. Central Expressway, Ste. 300 Richardson, TX 75080 Telephone: (972) 437-6792 Fax: (972) 994-0369 E-mail: walt@reefexploration.com	Continental Resources, Inc. Attn: Mr. Phil Yancer 302 North Independence, Ste. 700 Enid, OK 73701 Telephone: (580) 548-5174 Fax (580) 548-5182 E-mail: vancerpo@contres.com

Bright & Company I, Ltd. Attn: Mr. Jack Carlile 4228 N. Central Exprwy, Ste. 300 Dallas, TX 75206-6345 Telephone: (214) 559-9200 Fax: (214) 559-0021 E-mail: jack.carlile(@brightco.com	Cheyenne Petroleum Company Attn: Mr. Richard Dixon 14000 Quail Springs Parkway Oklahoma City, OK 72134 Telephone (405) 936-6220 Fax: (405) 936-6221 E-mail: rfdixon@cheypet.com

Challenger Minerals Inc. Attn: Mr. Reagan Newton 15375 Memorial Dr., Suite G-200 Houston, TX 77079 Telephone: (281) 925-7215 Fax: (281) 925-7281 E-mail: reagan.newton@gsfdrill.com

B.                                     This Participation Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments, understanding. or information otherwise furnished by Millennium to Participants with respect to such matters.  No amendment shall be binding unless in writing and signed by representatives of each of the Parties.

C.                                     A term, provision. covenant representation, warranty, or condition of this Participation Agreement may be waived only by written instrument executed by the Party waiving compliance.  The failure or delay of any Party in the enforcement or exercise of the rights granted under this Agreement shall not constitute a waiver of said rights nor shall it be considered as a basis for estoppel.

D.                                    This Participation Agreement together with all of its exhibits, is intended by the Parties to be a complete and final statement of the agreement of the Parties with respect to the subject matter hereof, and supersedes any prior oral or written statements or agreements between the Parties hereto.

E.                                      The terms and provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, legal representatives and assigns, and shall be covenants running with the lands and Lease.  The Parties hereto agree to execute such other instruments as may be necessary or convenient to effectively convey the interest in the Lease, transfer operatorship and all other rights and obligations as contemplated by this Participation Agreement and/or otherwise effectuate the terms hereof.

F.                                      To the extent permitted in its licensing agreement, Millennium shall allow the Participants continued access to its geological and 3-D seismic data covering the Lease and any area contiguous thereto.

G.                                     Notwithstanding anything herein to the contrary, Participants shall never become liable for any gas or production imbalances affecting the Lease, except for its proportionate share of any imbalances that might accrue between Millennium and Participants with regard to any well(s) drilled pursuant to this Participation Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed effective as of the date first set forth above.  This Participation Agreement may be signed in counterparts and shall be binding upon the Parties and upon their successors, representatives and assigns.  If these terms and conditions are acceptable, please indicate your agreement and acceptance by signing and returning one copy of this Participation Agreement to

Reagan Newton, on or before April 15, 2003, or this offer shall, at Challenger’s option, expire and be null and void.

Sincerely,

Challenger Minerals Inc.

Jack D. Downing

Vice President

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:	/s/ D. Kent Singleton	By:
Name:	D. Kent Singleton	Name:
Title:	Vice President	Title:
Date:		Date:

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

By:
By:		Name:
Clay V.N. Bright, President		Title:
Name:	Clay V.N. Bright	Date:
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
By:
By:		Name:	Richard D. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:
Date:

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:		By:
Name:	D. Kent Singleton	Name:
Title:	Vice President	Title:
Date:		Date:

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

By:
By:	/s/ Clay V.N. Bright	Name:
Clay V.N. Bright, President		Title:
Name:	Clay V.N. Bright	Date:
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
By:
By:		Name:	Richard D. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:
Date:

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:		By:
Name:	D. Kent Singleton	Name:
Title:	Vice President	Title:
Date:		Date:

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

By:
By:		Name:
Clay V.N. Bright, President		Title:
Name:	Clay V.N. Bright	Date:
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
By:
By:	/s/ Robert M. Zinke	Name:	Richard D. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:
Date:

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:		By:	/s/ Michael J. Mauceli
Name:	D. Kent Singleton	Name:	Manager Member
Title:	Vice President	Title:	Managing Member of Reef Partners
Date:	4/15/2003	LLC, the General Partner of Reef Global
Energy Ventures I, L.P.
		Date:	4/15/03

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

By:
By:		Name:
Clay V.N. Bright, President		Title:
Name:	Clay V.N. Bright	Date:
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
By:
By:		Name:	Richard D. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:
Date:

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:		By:
Name:	D. Kent Singleton	Name:
Title:	Vice President	Title:
Date:		Date:

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

		By:	/s/ Jack Stark
By:		Name:	Jack Stark
Clay V.N. Bright, President		Title:	SVP, Exploration
Name:	Clay V.N. Bright	Date:	April 16, 2003
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
By:
By:		Name:	Richard D. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:
Date:

AGREED TO AND ACCEPTED

Millennium Offshore Group, Inc.		Reef Global Energy I, L. P.

By:		By:
Name:	D. Kent Singleton	Name:
Title:	Vice President	Title:
Date:		Date:

Bright & Company I, Ltd.		Continental Resources, Inc.
By: H.G.G., Inc., General Partner

By:
By:		Name:
Clay V.N. Bright, President		Title:
Name:	Clay V.N. Bright	Date:
Title:	President
Date:		Cheyenne Petroleum Company

Palace Exploration Company
		By:	/s/ Richard F. Dixon
By:		Name:	Richard F. Dixon
Name:	Robert M. Zinke	Title:	Vice President
Title:	Vice President	Date:	4-17-03
Date: